THE AUSTRIA FUND

ALLIANCE CAPITAL


ANNUAL REPORT
AUGUST 31, 1998




LETTER TO SHAREHOLDERS                                         THE AUSTRIA FUND
_______________________________________________________________________________

October 26, 1998

Dear Shareholder:

This annual report provides an update of The Austria Fund's performance and market activity for the period ended August 31, 1998.

INVESTMENT RESULTS
The following table shows how your Fund performed compared to its benchmark, the Credit Aktien Index, for the three, six and 12-month periods ended August 31, 1998. As you can see, both your Fund and its benchmark performed poorly over the three-month period ended August 31, 1998, mainly due to the global financial crisis.

Your Fund outperformed its benchmark over the three-month period due to an underweighting in the banking sector which performed poorly relative to the benchmark. Over the longer 12-month time frame, your Fund performed well, posting returns of 10.78% at net asset value, while the benchmark declined slightly. While the global financial crisis has had a negative effect on current returns, we remain optimistic about Austria's long-term performance and believe that the Fund remains well positioned to take advantage of future market advances.


INVESTMENT RESULTS*
Period Ended August 31, 1998
                                           TOTAL RETURNS
                              ---------------------------------------
                              3 MONTHS       6 MONTHS       12 MONTHS
                              --------       --------       ---------
THE AUSTRIA FUND               -20.01%         -3.28%         10.78%

CREDIT AKTIEN INDEX            -26.01%        -12.94%         -0.71%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE AS OF AUGUST 31, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    THE CREDIT AKTIEN INDEX IS A CAPITALIZATION-WEIGHTED INDEX COMPRISED OF 25 DOMESTIC COMPANIES ON THE VIENNA STOCK EXCHANGE. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX.


ECONOMIC REVIEW
Austria has not been immune to the turmoil in global markets. The stock market has weakened considerably over the period under review as first the Russian crisis and the subsequent hedge fund problems have led to a severe squeeze in global liquidity. Austrian banks, with their long-standing trading links to Russia and Eastern Europe, have been particularly hard hit by the emerging markets crisis.

However, the underlying macroeconomic situation in Austria remains quite favorable. We continue to estimate Gross Domestic Product growth of around 3% in 1998 and some slight decline below 3% in 1999. However, our forecasts for next year are highly dependent upon the world's governments and central banks being able to avoid the recessionary implications of a global credit crunch. The Austrian Central Bank, alongside its counterparts in the rest of Europe, is experiencing considerable pressure to cut interest rates in this environment. Given that inflation remains particularly low in Austria, we continue to estimate a Consumer Price Index rise of only 1.1% for 1998. Subsequently, we are hopeful that some positive response in terms of monetary policy will be forthcoming.

The Austrian stock market has continued to underperform the European averages over the course of 1998. This underperformance has again been primarily driven by a lack of interest on behalf of local investors in the Austrian market. We remain hopeful that the abolition of anonymous savings accounts will increase investor interest in owning equities. At the same time, the shift towards a defined contribution pension fund system and away from a "pay-as-you-go" philosophy will also attract funds to the domestic stock market. It is noticeable that many companies have already, and substantially more intend to, remove pension liabilities from their balance sheets.

The Austrian stock market offers the greatest value in Europe today, with an estimated firm value to cash flow ratio of only 4.8 times earnings for 1998. It also


1


                                                               THE AUSTRIA FUND
_______________________________________________________________________________

offers better than average prospects in terms of earnings per share growth. Given these two factors, we consider that there remain compelling reasons for a revaluation of the Austrian stock market. Clearly investors will have to feel more confident about global, economic and liquidity prospects, but when this happens, we believe Austria could be a major beneficiary in terms of relative performance.

FUND STRATEGY
We continue to maintain your portfolio in a broad, fully invested position with an emphasis on companies which offer better than average long-term growth prospects. In this regard, we maintain significant positions in sectors such as technology where we feel the Austrian market offers some unique opportunities unavailable in the rest of the world. We continue to underweight banks and insurance relative to our benchmark indices, although prices in this sector are beginning to look oversold.

REPURCHASE PROGRAM ANNOUNCED
On October 15, 1998, the Fund's Board of Directors authorized the Fund's repurchase of its own shares, for the purposes of enhancing shareholder values and reducing the discount at which the Fund's shares trade from their net asset value. Repurchases will be at such times and in such amounts as Fund management believes will further the foregoing objectives, subject to Board review.

Thank you for your continued interest and participation in The Austria Fund. We look forward to reporting to you again on developments in the Austrian market and on your Fund's investment results in the future.

Sincerely,


Dave H. Williams
Chairman and President


Mark H. Breedon
Vice President


2


TEN LARGEST HOLDINGS
AUGUST 31, 1998                                                THE AUSTRIA FUND
_______________________________________________________________________________

                                                                     PERCENT OF
COMPANY                                           U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Bank Austria AG (common and new shares)            $18,271,058           12.7%
Erste Bank Der Oesterreichischen Sparkassen AG      15,255,984           10.6
OMV AG                                              13,329,965            9.3
EVN AG                                              12,323,190            8.6
Austria Tabakwerke AG                               10,240,334            7.1
VA Technologie AG                                    6,355,734            4.4
Topcall International AG                             6,170,678            4.3
Schoeller-Bleckmann Oilfield Equipment AG            5,333,483            3.7
Scala Business Solutions NV                          5,050,647            3.5
Bau Holdings AG (common and new shares)              4,879,418            3.4
                                                   $97,210,491           67.6%


3


PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998                                                THE AUSTRIA FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS-99.6%
COMMON STOCKS-97.1%
FINANCIAL SERVICES-26.7%
BANKING-23.3%
Bank Austria AG (a)                             300,000     $ 16,485,311
  Prt Ctf new (a)                                34,800        1,785,747
Erste Bank Der Oesterreichischen
  Sparkassen AG                                 275,000       15,255,984
                                                             -----------
                                                              33,527,042

INSURANCE-3.4%
Generali Holding Vienna AG                       10,055        2,112,625
Wiener Staedtische Allgemeine
  Versicherung AG                                22,000        2,780,522
                                                             -----------
                                                               4,893,147
                                                             -----------
                                                              38,420,189

BASIC INDUSTRIES-24.1%
ENERGY-9.2%
OMV AG                                          128,860       13,329,965

TECHNOLOGY-14.9%
Austria Mikro Systeme International AG           63,233        2,457,853
E-Pub Services (b)                               37,570        4,098,660
S & T System Integration & Technology
  Distribution AG (b)                            15,945        2,577,042
Scala Business Solutions NV (b)                 500,000        5,050,647
SEZ Holdings AG Cl. A (c)                         5,775        1,041,623
Topcall International AG                         23,000        6,170,678
                                                             -----------
                                                              21,396,503
                                                             -----------
                                                              34,726,468
CAPITAL GOODS-19.0%
ENGINEERING & CONSTRUCTION-14.2%
Bau Holdings AG                                  89,069        4,678,503
  new                                             3,900          200,915
Schoeller-Bleckmann
  Oilfield Equipment AG                          60,000        5,333,483
VA Technologie AG                                65,000        6,355,734
Weinerberger Baustoff Industrie AG               20,000        3,903,140
                                                             -----------
                                                              20,471,775

MACHINERY-0.9%
Austria Haustechnik AG (b)                       40,000        1,341,452

PAPER & FOREST PRODUCTS-2.8%
Mayr-Melnhof Karton AG                           77,800        3,979,699

STEEL-1.1%
Voest-Alpine Stahl AG                            49,500        1,544,043
                                                             -----------
                                                              27,336,969

CONSUMER PRODUCTS & SERVICES-16.7%
AIRLINES-2.5%
Austrian Airlines                                70,000        2,452,190
Flughafen Wien AG                                29,800        1,143,871
                                                             -----------
                                                               3,596,061

ENTERTAINMENT & LEISURE-0.9%
Premier Telesports (b)                           69,000        1,226,701

FOOD & BEVERAGES-6.2%
BBAG Oesterreichische
Brau-Beteiligungs AG                             53,568        2,934,959
Brau-Union Goess- Reininghaus
  Osterreichische Brau AG                        60,000        3,224,333


4


                                                               THE AUSTRIA FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Do & Co Restaurants and
  Catering AG (b)                                50,000    $   2,080,866
Royal Tokaj Wine Co., Ltd. (b)(d)(e)            267,428          672,434
                                                             -----------

                                                               8,912,592
TOBACCO-7.1%
Austria Tabakwerke AG                           174,787       10,240,334
                                                             -----------
                                                              23,975,688

UTILITIES-10.0%
ELECTRIC & GAS-10.0%
Burgenland Holdings AG                           60,000        2,036,906
EVN AG                                           89,440       12,323,190
                                                             -----------
                                                              14,360,096

CONSUMER MANUFACTURING-0.6%
AUTO & RELATED-0.6%
Pankl Racing Systems AG (b)                       2,500          850,529

Total Common Stocks
  (cost $131,165,333)                                        139,669,939

PREFERRED STOCKS-2.5%
CONSUMER PRODUCTS & SERVICES-2.0%
RETAIL-2.0%
BauMax Vertiebs AG                              147,000        2,862,868

FINANCIAL SERVICES-0.5%
INSURANCE-0.5%
Generali Holding Vienna AG                        4,507          713,856

Total Preferred Stocks
  (cost $4,820,663)                                            3,576,724

TOTAL INVESTMENTS-99.6%
  (cost $135,985,996)                                        143,246,663
Other assets less liabilities-0.4%                               577,388

NET ASSETS-100%                                            $ 143,824,051


(a)  Security represents investment in an affiliate.

(b)  Non-income producing security.

(c)  Swiss Franc denominated security.

(d)  Restricted and illiquid security, valued at fair value. (See Notes A & E).

(e)  British Pound denominated security.

     See notes to financial statements.


5


STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1998                                                THE AUSTRIA FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $135,985,996)         $143,246,663
  Foreign cash, at value (cost $527,241)                               541,263
  Cash                                                                 195,350
  Foreign taxes receivable                                             326,258
  Total assets                                                     144,309,534

LIABILITIES
  Management fee payable                                               128,440
  Sub-advisory fee payable                                              27,599
  Accrued expenses                                                     329,444
  Total liabilities                                                    485,483

NET ASSETS                                                        $143,824,051

COMPOSITION OF NET ASSETS
  Capital stock, at par                                               $117,030
  Additional paid-in capital                                       124,329,574
  Accumulated net investment loss                                     (621,239)
  Accumulated net realized gain on investments and foreign
    currency transactions                                           12,719,876
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                      7,278,810
                                                                  $143,824,051

NET ASSET VALUE PER SHARE (based on 11,703,031 shares
  outstanding)                                                          $12.29


See notes to financial statements.

6

STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1998                                     THE AUSTRIA FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends--unaffiliated issuers  (net of
    foreign taxes withheld of $352,126)             $2,348,431
  Dividends--affiliated issuers (net of
    foreign taxes withheld of $29,309)                 205,164
  Interest                                              85,290    $  2,638,885

EXPENSES
  Management fee                                     1,483,662
  Sub-advisory fee                                     318,592
  Custodian                                            411,569
  Audit and legal                                      197,243
  Directors' fees and expenses                         157,355
  Printing                                              43,154
  Transfer agency                                       24,053
  Registration fee                                      19,682
  Miscellaneous                                         27,831
  Total expenses                                                     2,683,141
  Net investment loss                                                  (44,256)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions-
    unaffiliated issuers                                            18,635,573
  Net realized gain on investment transactions-
    affiliated issuers                                               7,713,432
  Net realized loss on foreign currency
    transactions                                                      (609,351)
  Net change in unrealized appreciation
    (depreciation) of:
    Investments                                                    (12,496,813)
    Foreign currency denominated assets
      and liabilities                                                   65,315
  Net gain on investments and foreign
    currency transactions                                           13,308,156

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 13,263,900


See notes to financial statements.


7


STATEMENT OF CHANGES IN NET ASSETS                             THE AUSTRIA FUND
_______________________________________________________________________________

                                                 YEAR ENDED        YEAR ENDED
                                                  AUGUST 31,        AUGUST 31,
                                                     1998              1997
                                                -----------       -----------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income (loss)                   $    (44,256)    $     97,501
  Net realized gain on investments and
    foreign currency transactions                  25,739,654        9,003,847
  Net change in unrealized appreciation of
    investments and foreign
  currency denominated assets and liabilities     (12,431,498)       7,829,782
  Net increase in net assets from operations       13,263,900       16,931,130

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
FROM:
  Net investment income                                    -0-         (97,501)
  Distributions in excess of net investment
    income                                        (11,911,211)      (1,423,893)
  Net realized gain on investments and
    foreign currency transactions                  (4,271,606)              -0-
  Total increase (decrease)                        (2,918,917)      15,409,736

NET ASSETS
  Beginning of year                               146,742,968      131,333,232
  End of year                                    $143,824,051     $146,742,968



See notes to financial statements.


8


NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1998                                                THE AUSTRIA FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Austria Fund, Inc. (the "Fund") was incorporated in the State of Maryland on December 5, 1988 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities ex-change or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price, or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, gains or losses arising from the closing of forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year.

The exchange rate for the Austrian Schilling at August 31, 1998 was ATS 12.37 to U.S. $1.00.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for U.S. income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and currency transactions are calculated on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.


9


NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      THE AUSTRIA FUND
_______________________________________________________________________________

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations which may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions and distributions in excess of net investment income, resulted in a net increase in accumulated net investment loss and a corresponding decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.


NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee, calculated weekly and paid monthly, at an annual rate of 1% of the Fund's average weekly net assets up to $50 million and .90 of 1% of the Fund's average weekly net assets in excess of $50 million.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $310 during the year ended August 31, 1998.

Under a Sub-Advisory Agreement, the Fund will pay BAI Fondaberatung Ges.m.b.H. (the "Sub-Adviser") a fee, calculated weekly and paid monthly, at an annual rate of .20 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid on investment transactions for the year ended August 31, 1998 amounted to $281,368, of which $7,943 was paid to Bank Austria, and $34,338 was paid to Creditanstalt Investment Bank Vienna, affiliates of the Sub-Adviser.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $64,032,173 and $80,871,076 respectively, for the year ended August 31, 1998. There were no purchases or sales of U.S. government or government agency obligations for the year ended August 31, 1998.

At August 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $21,267,788 and gross unrealized depreciation of investments was $14,007,121 resulting in net unrealized appreciation of $7,260,667 (excluding foreign currency transactions).

During the year ended August 31, 1998, the Fund utilized the entire capital loss carryforward.

The Fund incurred and elected to defer post October currency losses of $621,239 for the year ended August 31, 1998.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


10


                                                               THE AUSTRIA FUND
_______________________________________________________________________________

The Fund's custodian will place and maintain liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into.

At August 31, 1998, the Fund had no outstanding forward exchange currency contracts.


NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized, of which 11,703,031 shares were outstanding at August 31, 1998.


NOTE E: RESTRICTED AND ILLIQUID SECURITY
                                                 DATE ACQUIRED     U.S. $ COST
                                                 -------------     -----------
Royal Tokaj Wine Co., Ltd.                           7/28/94        $425,666


The security shown above is restricted as to resale and has been valued at fair value in accordance with the procedures described in Note A.

The value of the security at August 31, 1998 was $672,434 representing .47% of total net assets.


NOTE F: CONCENTRATION OF RISK
Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity, and concentration of the Austrian equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund's investments.


NOTE G: MANAGED DISTRIBUTION POLICY
On December 4, 1997, the Fund's Board of Directors approved a managed distribution policy contemplating the distribution to the Fund's stockholders on a quarterly basis of at least 2.5% (approximately 10% annualized) of the Fund's total net assets.


11


FINANCIAL HIGHLIGHTS                                           THE AUSTRIA FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                  YEAR ENDED AUGUST 31,
                                            -----------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $12.54       $11.22        $9.99       $11.03        $9.62

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                      -0-         .01         (.02)          -0-        (.05)
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions                         1.13         1.44         1.25         (.11)        1.55
Net increase (decrease) in net
  asset value from operations                   1.13         1.45         1.23         (.11)        1.50

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-        (.01)          -0-        (.02)        (.01)
Distributions in excess of net
  investment income                            (1.02)        (.12)          -0-          -0-        (.06)
Distributions from net realized
  gains on investments and foreign
  currency transactions                         (.36)          -0-          -0-          -0-        (.02)
Total dividends and distributions              (1.38)        (.13)          -0-        (.02)        (.09)

CAPITAL SHARE TRANSACTIONS
Dilutive effect of rights offering                -0-          -0-          -0-        (.86)          -0-
Offering costs charged to additional
  paid-in capital                                 -0-          -0-          -0-        (.05)          -0-
Total capital share transactions                  -0-          -0-          -0-        (.91)          -0-
Net asset value, end of year                  $12.29       $12.54       $11.22        $9.99       $11.03
Market value, end of year                      $9.00        $9.56        $8.50        $8.25       $10.88

TOTAL RETURN(A)
Total investment return based on:
  Market value                                  6.38%       14.10%        3.03%      (21.51)%       8.37%
  Net asset value                              10.78%       13.35%       12.31%       (9.15)%      15.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (000's omitted)                           $143,824     $146,743     $131,333     $116,936      $91,121
Ratio of expenses to average
  net assets                                    1.68%        1.71%        1.83%        1.71%        1.87%
Ratio of net investment income
  (loss) to average net assets                  (.03)%        .07%        (.15)%        .02%        (.51)%
Portfolio turnover rate                           42%          19%          39%          27%          36%


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.


12


REPORT OF INDEPENDENT ACCOUNTANTS                              THE AUSTRIA FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE AUSTRIA FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Austria Fund, Inc. (the "Fund") at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
October 16, 1998



TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

In order to meet certain requirements of the Internal Revenue Code we are advising you that $4,271,606 of the capital gain distributions paid by the Fund during the fiscal year August 31, 1998 is subject to maximum tax rates of 20%.

In addition, the Fund intends to make an election under Internal Revenue Code
Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended August 31, 1998 is $381,435. The gross foreign source income for information reporting purposes is $381,435.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 1999.


13


ADDITIONAL INFORMATION                                         THE AUSTRIA FUND
_______________________________________________________________________________

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

A shareholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the shareholder's name and address as they appear on the share certificate. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will only be effective for a distribution declared and having a record date of at least ten days after the date on which the election is received.

Commencing not more than five business days before the dividend payment date, purchases of the Fund's shares may be made by the agent, on behalf of the participants in the Plan, from time to time to satisfy dividend reinvestments under the Plan. Such purchases by the Agent on or before the dividend payment date may be made on the New York Stock Exchange (the "Exchange") or elsewhere at any time when the price plus estimated commissions of the Fund's Common Stock on the Exchange is lower than the Fund's most recently calculated net asset value per share.

If the Agent determines on the dividend payment date that the shares purchased as of such date are insufficient to satisfy the dividend reinvestment requirements, the Agent, on behalf of the participants in the Plan, will obtain the necessary additional shares as follows. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, will accept payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of the Fund on the dividend payment date. Such shares will be issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. If the closing sale or offer price, plus estimated commissions, of the Common Stock on the Exchange on the payment date is less than the Fund's net asset value per share on such day, then the Agent will purchase additional outstanding shares on the Exchange or elsewhere. If before the Agent has completed such purchases, the market price plus commissions exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if shares had been issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at a discount of up to 5% from the current market value. However, if the market price plus the commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. There may be insufficient shares available in the market to make distributions in shares at prices below the net


14


                                                               THE AUSTRIA FUND
_______________________________________________________________________________

asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Agent by the participants. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Mark H. Breedon, Vice President of the Fund.

YEAR 2000 AND EURO (UNAUDITED)
Many computer systems and applications in use today process transactions using two digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900" which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. In addition to the Year 2000 problem, the European Economic and Monetary Union has established a single currency, the Euro Currency ("Euro") that will replace the national currency of certain European countries effective January 1, 1999. Computer systems and applications must be adapted in order to be able to process Euro sensitive information accurately beginning in 1999. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 or Euro related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. In addition, to the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem or the Euro, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000 or the Euro, the value of the Fund's shares may be materially affected.

With respect to the Year 2000, the Fund has been advised that the Adviser ("Alliance") began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by the end of 1998. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

With respect to the Euro, the Fund has been advised that Alliance has established a project team to assess changes that will be required in connection with the introduction of the Euro. Alliance reports that its project team has


15


ADDITIONAL INFORMATION (CONTINUED)                             THE AUSTRIA FUND
_______________________________________________________________________________

assessed all systems, including those developed or managed internally, as well as those provided by vendors, in order to determine the modifications that will be required to process accurately transactions denominated in Euro after 1998. At this time, management of Alliance expects that the required modifications for the introduction of the Euro will be completed and tested before the end of 1998. Management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

The Fund and Alliance have been advised by the Fund's Transfer Agent and Custodian that they are also in the process of reviewing their systems with the same goals. As of the date of this report, the Fund and Alliance have no reason to believe that the Transfer Agent and Custodian will be unable to achieve these goals.


16


                                                               THE AUSTRIA FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
DAVE H. WILLIAMS, CHAIRMAN AND PRESIDENT
JOHN D. CARIFA
WILLIAM H. M. DE GELSEY
DIPL. ING. HELLMUT LONGIN (1)
DIPL. ING. PETER MITTERBAUER (1)
PETER NOWAK (1)
MAG. REINHARD ORTNER (1)
DR. MARIA SCHAUMAYER (1)
ANDRAS SIMOR
DR. REBA W. WILLIAMS
DR. WALTER WOLFSBERGER (1)

OFFICERS
NORMAN S. BERGEL, VICE PRESIDENT
MARK H. BREEDON, VICE PRESIDENT
RUSSELL BRODY, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER &CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN &CO.
40 Water Street
Boston, MA 02109

LEGAL COUNSEL
SEWARD &KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of Americas
New York, NY 10036

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110


(1)  Member of the Audit Committee

     Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of The Austria Fund for their information. This is not a prospectus, circular or representation intended for use in the purchases of shares of the Fund or any securities mentioned in this report.


17


THE AUSTRIA FUND
Summary of General Information

INVESTMENT OBJECTIVE AND POLICIES
The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in the equity securities of Austrian companies.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation AustriaFd. The Fund's NYSE trading symbol is "OST". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Funds".


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.


THE AUSTRIA FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AUSAR